UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

RED ROBIN GOURMET BURGERS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 24, 2012

RED ROBIN GOURMET BURGERS, INC.

BROKER
LOGO
HERE

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51 MERCEDES WAY
EDGEWOOD NY 11717

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John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 26, 2012
Date: May 24, 2012 **Time:** 8:00 AM MDT
Location: The Company's corporate headquarters located at
6312 S. Fiddler's Green Circle
Suite 200N
Greenwood Village, CO 80111

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You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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How To Vote Please Choose One of the Following Voting Methods Internal Use Only Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . XXXX XXXX XXXX . XXXX XXXX XXXX Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. . XXXX XXXX XXXX 0000139413_2 R1.0.0.11699 1. Form 10-K 2. Notice & Proxy Statement Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 10, 2012 to facilitate timely delivery.

Voting items

The Board of Directors recommends you vote FOR the following proposal(s):

1 Approval of the proposal to amend the Company's Amended and Restated Certificate of Incorporation, as amended, to declassify the board of directors.

2a Robert B. Aiken*

2b Richard J. Howell*

2c James T. Rothe*

2d J. Taylor Simonton*

3 Advisory vote to approve named executive officer compensation.

4 Ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 30, 2012.

NOTE: *Election of the director for the term as described in the proxy statement.
Such other business as may properly come before the meeting or any adjournment thereof.

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THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE Voting Instructions THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE 15 # OF # Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # Reserved for Broadridge Internal Control Information 0000139413_4 R1.0.0.11699